                       SHANGHAI INTERPRETERS' ASSOCIATION
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 Room 702-4, 66 Nanjing Rd.(E) Shanghai 200002 E-mail: fanyixiehui@vip.citiz.net
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                              Shanghai Municipality



                    Contract for Presale of Commodity Houses






                   Formulated by: Shanghai Administration for

                           Housing and Land Resources

                   Supervised by: Shanghai Administration for

                              Industry and Commerce




                                 Printed in 2000

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                       SHANGHAI INTERPRETERS' ASSOCIATION
                      (T): 63233608 (F): 63233988 63239181
 Room 702-4, 66 Nanjing Rd.(E) Shanghai 200002 E-mail: fanyixiehui@vip.citiz.net
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                                 Special Advice

1. This is a model contract text drawn up in accordance with the <<Measures for the Transfer of Real Estates in Shanghai>> and the printed clauses of the contract are suggestive clauses intended only for the adoption by parties to the contract.

2. Purchase of a house is a civil juristic act that involves a relatively greater object, better professional knowledge and a number of laws and regulations. When signing such a contract, the parties concerned should use caution and prudence and the contract signed should be as concrete, complete and precise as possible so as to safeguard their rights and interests.

3. Prior to the conclusion of the contract, the real estate developer should show the permit for presale of the commodity housing to the buyer. The buyer may check and verify the authenticity and legal validity of the permit and possible existence of such facts as repeated presales of the house, the seizure of the house by a judicial organization or any restrictions on the transfer of the house at the district or county property transaction center where the house is located.

4. In order to protect legitimate rights and interests of themselves, the contracting parties may stipulate the advertisement and letter of presale of the house as appendices to the contract.

5. The commodity houses sold in advance are houses under construction (or houses completed but have not yet performed initial registration). Uncertainties may lie hidden in such houses with respect to areas, date of delivery, quality of the house, etc. The buyer as well as the seller should have a thorough understanding of the following issues particularly before inking the contract:
        (1) The floor space of a commodity house sold in advance is measured tentatively. However, when it is delivered, the actual floor space measured by a surveying organization duly authorized by Shanghai Administration for Housing and Land Resources shall be taken as criterion. The contract for the presale shall clearly state the floor space of the house, the floor space in the flat and the apportioned floor space shared with others in use (the "common area". The difference between the floor spaces measures tentatively and actually shall be dealt with according to Clause 44 of the <<Measures for the Transfer of Real Estates in Shanghai>> (the Measure").

        (Clause 44 <<Solutions for the Increase or Decrease in Floor Space of a Commodity House Sold in Advance on Delivery>> reads as follows: If the floor space of a commodity house sold in advance is found increased or decreased compared to that

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                       SHANGHAI INTERPRETERS' ASSOCIATION
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 Room 702-4, 66 Nanjing Rd.(E) Shanghai 200002 E-mail: fanyixiehui@vip.citiz.net
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        stipulated in the contract on delivery, it should be tackled according to the provisions set below:

                (i) The total transfer price agreed in the contract shall remain unchanged if the increase or decrease is due to the floor space apportioned for the common area pursuant to clause 27, Section 2 of the Measure, or due to the error made by the qualified surveying organization in measuring. [Clause 27, Section 2 reads as follows: On transfer, the common area and equipment shall be transferred simultaneously. The floor space for common use shall be apportioned by the property owners in compliance with the relevant national and municipal rules and regulations].

                (ii) The increase or decrease in floor space due to the alteration of architectural design of the commodity housing shall be handled according to Clause 39 of the Measure [which reads as follows: The developer must not unilaterally alter any architectural design of the commodity house already sold in advance. In the event that the alteration is indispensable, it shall first have the consent of the buyer and apply to the planning and management authorities concerned for examination and approval, and then sign an alteration agreement of the contract for presale of the commodity houses with the buyer. If the developer alters the architectural design of the commodity house sold in advance without the consent of the buyer, the buyer shall have the right to cancel the contract and the developer shall bear liability for breach of contract].

                (iii)   Excepting the matters specified in the above subsections
                        (i) and (ii), if the floor space is greater than that stipulated in the contract, the transferee shall not pay the price for the increased area; if the floor space is less than that stipulated in the contract, the developer shall refund the price for the decreased area to the transferee. However, if it is otherwise agreed in the contract, the agreement shall be followed.

        (2) After completion and acceptance inspection of a newly-built commodity house and before it is delivered to the buyer, the developer shall perform the initial registration of it by evidence of the documents listed in Clause 20 of the <<Shanghai Municipal Real Estate Registration Act>> and the documents for approval of the commodity housing construction project. The developer shall have received the Real Estate title Certificate of the Newly-built Commodity Housing (the "major real estate title certificate") after completion and before the delivery of the house.

        (3) The quality-guaranteed period for commodity houses given by the construction enterprise specified in the <<Regulations for the Quality Management of
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        (4)     Construction Projects>> promulgated by the State Council is:
                "(i) The reasonable service life of the project set forth in design documents shall be the quality-guaranteed period for the infrastructures, foundations and main structures of the building; (ii) Five years for the waterproof roofing, toilets, rooms and permeability-proof exterior walls; (iii) two heat or cold supply periods for heating and cooling systems; (iv) two years for electric conduit lines, water supply and drainage piping, installation of fixtures and furnishings, and decoration works". The period of guaranteed maintenance service shall start from the date of completion and acceptance of the house.

                The developer shall assume the responsibility for repairing the commodity house purchased by the buyer from the handing-over of the house and the period of guaranteed maintenance service shall not be less than two years, starting from the date of transfer of the real estate rights.

        (5) After delivery of the commodity house, if the quality of its main structure is not up to the required standard, it shall be dealt with according to Clause 32 of the
                        <<Regulations for the Development, Operation and
                        Management of Urban Real Estates>> issued by the State Council, which reads "After delivery of the commodity house, if the buyer considers the quality of the main structure of the house not up to the required standard, it may apply to a project quality supervising organization for reexamination. If the reexamination proves the non-conformity of the quality of the main structure to the required standard, the buyer is entitled to return the house and the developer shall bear the liability for compensation for loss (if any) to the buyer according to law".

6. If any dispute arises from the implementation of the contract, either party may bring an action at a people's court at the district where the house is located, or apply to Shanghai Arbitration Commission or commissions in other cities for arbitration. In Shanghai, there exist Shanghai Arbitration Commission and Shanghai Sub-commission with china International Economic and Trade Arbitration Commission, (for foreign-related arbitration).

7. After conclusion of the contract for presale of the commodity house, registration for advance notice on the commodity house shall be performed with the real estate registration institution in good time so as to protect the rights and interests of the contracting parties. After the said registration, the parties to the contract attain the land use right, property right of the house, or other priority in claims in connection with real estates. According to regulations, the registration shall be applied by both parties. However, if one of the parties does not propose the application for registration for advance notice, the other party may unilaterally apply for it.
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 Room 702-4, 66 Nanjing Rd.(E) Shanghai 200002 E-mail: fanyixiehui@vip.citiz.net
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8.      Matters discussed and decided by the developer and the buyer are filled in the blanks of the contract by the developer through a computer, and then the text is generated and printed. It is suggested that the buyer carefully read the printed contents of the contract prior to the formal signing of it.

                       SHANGHAI INTERPRETERS' ASSOCIATION
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 Room 702-4, 66 Nanjing Rd.(E) Shanghai 200002 E-mail: fanyixiehui@vip.citiz.net
                             http://www.shwsfy.com


                               Shanghai Municipal

                    Contract for Presale of Commodity Houses

Party A (The Seller):  Shanghai Zhongjing Real Estate Development co., Ltd.
Domicile:  Room 2603, 2 Huashan Road, Jing'an District, Shanghai
         Post code:  200040
Business License No.:  3101061012888
Qualification Certificate No.:  HFDZ (Jing'an) 0121
Legal representative:  Teng Guowei          Phone:  64336472
Entrusted agent:

Party B (The Buyer):  ACETO (HONGKONG) LIMITED
Nationality:_____________Sex:____________Date of Birth:________________
Domicile (address):  5/F., Harilela House, 79 Wyndham Street
                  Central/HONGKONG          Post code:  000000
Certificate:  Business Registration Certificate, No.:  10282626
Phone:  28691188 (HK)
Entrusted/Legal Representative:  GARY J. MO
Domicile (address):  Room 403, 258 Tongren Road, Shanghai,
Phone:  13801945289

Party B (The Buyer):__________________________________
Nationality:_____________Sex:____________Date of Birth:____________
Domicile (address):______________________Post Code:________________
Certificate:__________________No.:______________Phone:_____________
Entrusted/legal Representative:____________________________________
Domicile (address):_____________________________Phone:_____________

Party B (The Buyer):__________________________________
Nationality:_____________Sex:____________Date of Birth:_____________
Domicile (address):______________________Post Code:_________________
Certificate:__________________No.:______________Phone:______________
Entrusted/legal Representative:_____________________________________
Domicile (address):_____________________________Phone:______________

Party B (The Buyer):__________________________________
Nationality:_____________Sex:____________Date of Birth:_____________
Domicile (address):______________________Post Code:_________________
Certificate:__________________No.:______________Phone:______________
Entrusted/legal Representative:_____________________________________
Domicile (address):_____________________________Phone:______________

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 Room 702-4, 66 Nanjing Rd.(E) Shanghai 200002 E-mail: fanyixiehui@vip.citiz.net
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On the basis of equality, willingness and consensus, Party A and Party B hereby enter into this Contract for the purchase of the ((Jing'an Zhonghua Building)) Commodity House sold in advance by Party A to Party B.

Clause 1        Party A has, by way of transfer of the land use right, obtained the right to use the No. 0600400160030002 Land Lot situated in Jing'an District, carried out the registration for the land use right according to law and received the real estate title certificate numbered J2003009962. The Lot covers an area of 3,657m(2) and its purpose is for business office.

After approval, Party A invested and built on the Lot the Commodity Housing ((Jing'an Zhonghua Building)) (provisional/present name). The main building is of reinforced concrete structure, consisting of 30 storeys above the ground and 2 storeys below the ground.

Having satisfied the presale conditions set forth in the <<Procedures for the Transfer of Real Estates in Shanghai>>, the said building has been authorized for advance sale by Jing'an District Administration for Housing and Land [Presale permit No. JF (2004)Y009].

Clause 2        The house bought by Party B from Party A is Flat No. 901 on the
9th floor of the ((Jing'an Zhonghua Building>> standing in 1701 Beijing Road (W) (hereinafter referred to as the House), its planned purpose approved by the government is for business office.

The floor space of the House measured tentatively by Party A is 126.6m(2), of which the floor space within the flat is 87.16m(2) and the apportioned floor space used in common with others (the "common area") is 39.44m(2). The height between the floor and ceiling of the House is 3.4m.

The architectural design and plan view of the House can be seen in Appendix 2 of the Contract. The structure and standard for furnishings and fixtures are listed in Appendix 3. Information related to the House (mortgage, leasehold relationships) is tabled in Appendix 4. The adjacent relations and the Plot Planning are depicted in Appendix 6. The <<Service Contract for the Initial Management of the House>>, ((Pledge on the Use of the House>> and relevant ((Letter of Undertaking)) can be found in Appendix 5.

Clause 3        The unit price of the House purchased by Party B is
RMB18,678/m(2) (Say: RMB eighteen thousand six hundred and seventy-eight per square meter of floor space only).

Calculated on the basis of the tentative floor space measure by Party A, the provisional total purchase price of the House shall be RMB2,364,736 (Say: RMB two million three hundred sixty-four thousand and seven hundred thirty-six only).

Clause 4        The total purchase price of the House bought by Party B
(including the price of fixtures and furnishings listed in Appendix 3) shall mean the total purchase price of the House and the relevant proportional land use right. The total purchase price of the House specified in the Contract shall remain unchanged unless by reasons of differences between the floor spaces of the House measured tentatively and actually.

                       SHANGHAI INTERPRETERS' ASSOCIATION
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 Room 702-4, 66 Nanjing Rd.(E) Shanghai 200002 E-mail: fanyixiehui@vip.citiz.net
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Clause 5        On delivery, the actual floor space of the House measured by a surveying organization duly authorized by the Shanghai Administration for Housing and Land Resources shall be taken as standard. Unless otherwise stipulated by laws, decrees of regulations, the difference (if any) between the tentative floor space measured by Party A and the actual floor space measured by the aforesaid surveying organization shall be disposed of as follows:

                1. To refund any overpayment or to demand a supplemental payment for any difference in the floor space calculated at the unit price/m(2).

                2. Party A hereby agrees that if the difference between the tentatively measured floor space and actually measured floor space exceed +3% (including 3%), it shall not demand from Party B any supplemental payment for the surplus floor space. Also, Party A hereby agrees that if the difference between the tentative floor space and actual floor space exceed -3% (including -3%), Party B shall have the right to cancel the Contract unilaterally. However, Party B shall put forward the exercise of the right of unilateral cancellation on or before the date of signing the "Letter of Handing-over of the House", otherwise it shall be regarded as a waiver of the right.

Clause 6        On the signing of the Contract, the construction work shall have been proceeded to the completion of the main part of the Building. Party B shall pay the purchase price of the House into Party A's special bank account for advance sale incomes at the time and in the sum as prescribed in the Contract (the designated monetary supervisory organization: Luwan Subbranch, Shanghai Branch of Bank of China; Account: Shanghai Zhongjing Real Estate Development Co., Ltd.; Account No.: 044049-8200-11982908093001). The incomes from the advance sales shall be used under supervision according to the governmental regulations.

The method and time for the payment to be made by Party B have been clearly defined in Appendix 1.

Clause 7        In the event that Party B fails to pay at the time defined, it shall pay to Party A a penalty computed at a daily rate of 0.02% of the outstanding amount, starting from the second day after it became payable until the date of actual pay-off. If the payment is delayed for more than 30 days, Party A shall have the first option hereunder to claim against Party B:

        1. Party A shall have the right to cancel the Contract unilaterally and Party B shall be liable for compensation. The compensation shall be 3% of the total purchase price of the House. Party A shall be entitled to deduct the said compensation from the purchase price of the House already paid by Party B and refund the remaining sum, if any, to Party B. If the purchase price of the House paid by Party B is not enough for the compensation, Party A shall have the right to demand further payment from
                Party B.
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        If Party A uses the right of unilateral cancellation of the Contract, it shall notify Party B in writing.

2.      _____________________________

Clause 8        After conclusion of the Contract, Party A must not unilaterally change the architectural design of the House (Appendix 2). If the change is absolutely needed, it shall first have the written consent of Party B and meantime shall be subject to the scrutiny and approval of the planning and management authorities concerned. Party A shall enter into an agreement on amending the Contract with Party B within 30 days after the date of approval.

If Party A changes the architectural design of the House without the consent of Party B, Party B shall have the right to dissolve the Contract unilaterally.

Clause 9        Party A shall not unilaterally alter the Plot Planning agreed with Party B (Appendix 6). If the alteration is inevitable, Party A shall have a written consent from Party B.

In the event that Party A alters the Plot Planning without the consent of Party B, Party B shall have the right to demand Party A to reinstate it. If the reinstatement becomes impossible, Party A shall pay to Party B a penalty of 3% of the total purchase price of the House.

Clause 10       The delivery of the House shall meet the conditions specified in the first option set below:

1. The initial registration for the real estate has been performed and the Real Estate Title Certificate of the Newly-built Commodity Housing (the "major real estate title certificate") received. Party A has already discharged the mortgage against the Building and has duly paid its maintenance fund.

2. Party A has received the "Permit for the Delivery of the Residential House for Use", discharged the mortgage against the House and duly paid the maintenance fund of the House. Party A has promised to do the initial registration of the real estate and acquire the Real Estate Title Certificate of the Newly-built Commodity Housing (the "major real estate title certificate") before _____________. If Party A fails to attain the Real Estate Title Certificate of the Newly-built Commodity Housing (the "major real estate title certificate") at the designated time, Party B shall have the right to dissolve the Contract unilaterally.

3.      _____________________________

Clause 11       Party A shall hand over the House to Party B on March 31, 2005 save for any event of FORCE MAJEURE.

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Clause 12       In the event that Party A fails to hand over the House to Party
B before the deadline defined in Clause 11 of the Contract, it shall pay to Party B a penalty calculated at a daily rate of 0.02% of the purchased price of the House already paid by Party B from the second day after the said deadline to the date of actual pay-off. If the delay of delivery exceeds over 30 days, Party B shall have the first option hereunder to claim against Party A:

1.      Party B shall have the right to dissolve the Contract unilaterally.

2.      ____________________________

Clause 13       Having satisfied the conditions of delivery of the House
specified in Clause 10 of the Contract, Party A shall notify Party B in writing of performing the procedures for handing over the House 3 days prior to the hand-over date. Party B shall inspect and accept the House together with Party A within 7 days after receipt of the notice. The signing of the <<Letter of Handing-over of the House>> marks the completion of the handing-over.

During the acceptance and handing-over of the House, Party A shall product evidentiary documents to prove that the conditions set out in Clause 10 for delivery of the House have been met. Because the House is intended for business office purpose, Party A shall provide Party B with "Letter of Warranty of quality for ______________" and "User's Manual of _______________". Meanwhile, Party A shall provide Party B with information and data related to the actually measured area of the House upon request.

If Party A does not produce and provide the aforesaid information or documents, Party B shall be entitled to refuse the acceptance of the House and Party A shall bear all the liability for the delay of delivery of the House.

Clause 14       Within 7 days after completion of the initial property
registration of the Newly-built Commodity Housing and obtainment of the "major real estate title certificate", the parties shall sign the ((Letter of Handing-over of the House)) stipulated in the Contract, which is an essential document for the performance of the procedures for transferring the ownership of the House.

Within 30 days after the signing of the ((Letter of Handing-over of the House)), the two parties shall go through formalities for declaration of the purchase price of the House and apply for the transfer of the ownership and the Real Estate Title Certificate of the House (the "minor real estate title certificate") at Shanghai Real Estate Transaction Centre.

Clause 15       The risk responsibility for the House shall be shifted from
Party A to Party B on the date of handing over the House. If Party B does not implement procedures for inspection and taking-over the House on the date prescribed, Party A may give Party B a written reminder. If Party B does not do the aforesaid procedures on the date designated in the written reminder, the risk responsibility for the House shall be shifted from Party A to Party B the second day after the date designated in the written reminder.

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Clause 16       Party A pledges that it has neither created any mortgage right against the House delivered by it, nor there is any dispute over the right of the House and other financial issues. If anything inconsistent with the pledge emerges after the delivery of the House, Party A shall assume all the liability thereof.

Clause 17       The House delivered by Party A is the House that has passed the inspection for acceptance. If the fixtures and furnishings of the House are not up to the standard set forth in Appendix 3 of the Contract, Party B shall have the right to ask Party A to compensate with an amount equal to 100% of the price differentials between the fixtures and furnishings actually supplied and those specified in Appendix 3, Party B shall have the right to dissolve the Contract unilaterally.

It is agreed that when the dispute arises between the parties over the determination of the standard for the fixtures and furnishings, a qualified organization specialized in the assessment of quality of construction projects in Shanghai shall be appointed to make an examination of it. The written evaluation conclusion made by the said organization shall be taken as the basis for the settlement of the dispute.

Clause 18       After delivery of the House, if Party B considers the main structure of the House not up to the standard, it may appoint a qualified organization specialized in the assessment of quality of construction projects in Shanghai to make an examination of it. Party B shall be entitled to dissolve the Contract unilaterally if the examination confirms the nonconformity of the main structure to the standard.

Clause 19       When exercising the right of unilateral dissolution of the
Contract, Party B shall notify Party A of it in writing. Party A shall refund in full the purchase price of the House paid by Party B (including the interest computed at the saving interest rate for the corresponding period announced by the People's Bank of China) to Party B within 30 days after receipt of the written notice. Furthermore, Party A shall assume the liability for violation of the Contract and pay to Party B a compensation equal to 3% of the total purchase price of the House. The payment for compensation shall be made together with the refund of the purchase price of the House.

The paid purchase price of the House mentioned in this Clause and other Clauses of the Contract shall include the purchase price of the House paid directly by Party B and by way of loans.

Clause 20       If either party dissolves the Contract unilaterally according to the provisions of the Contract, and if the other party had paid the penalty as stipulated before the unilateral dissolution of the Contract, then the sum paid for the penalty shall be deducted from the compensation specified in the Contract.

Clause 21       If one of the parties objects to the unilateral dissolution of the Contract by the other party, it shall request an organization for settlement of dispute selected according to Clause

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33 of the Contract to confirm the legal validity of the unilateral dissolution of the Contract within 3 days after receipt of the written notice of the other party.

Clause 22       In the period of guaranteed maintenance service, if the House delivered by Party A is found with other quality problems, Party B shall have the right to claim against Party A a compensation equal to 50% of the restoration costs in addition to the free restoration made by Party A.

The parties agree that if any dispute over other quality problems of the House arises, a qualified organization specialized in the assessment of quality of construction projects in Shanghai shall be appointed to make an examination of it. The written assessment conclusion of the said organization shall be taken as the basis for the settlement of the dispute.

Clause 23       Party A shall be responsible for the repairs of the House
starting from the date of delivery. The scope and length of the guaranteed maintenance service have been specified in Appendix 5 on the basis of the ((Regulations for the Quality Management of Construction Projects)) promulgated by the State Council and the ((Procedures for the Transfer of Real Estates in Shanghai)) issued by the Shanghai Municipal Government.

Clause 24       Party A has selected and engaged Shanghai Zhongqi Real Estate
Management Co., Ltd. for the initial management of the House and has entered into the ((Service Contract for the Initial Management of the Real Estates)) with it (See Appendix 5). Because the House is planned for the purpose of business office, Party A and Party B have signed the <<Pledge on the Use of Jing'an Zhonghua Building>> (See Appendix 5).

Clause 25       The House purchased by Party B is inseparable from the use right of the land the House occupies correspondingly. The rights, obligations and responsibilities stipulated in the <<Contract for the Assignment of Land Use Rights>> concluded between Party A and Shanghai Jing'an District Administration for Land shall be shifted to Party B from the date of transfer of the property right of the House.

Clause 26       Party B may legitimately transfer or mortgage the rights and interests of the House (option of the House) it enjoys under the Contract. Party A shall assist Party B when Party B exercises the said rights according to law.

Clause 27       Any documents, replies and correspondences given by one party to the other shall be in written form and sent by registered mail or by person directly to the address of the other party stated in the Contract or to the address changed by the other party according to the method described in this Clause. If it is sent by registered post, the 7th day after posting (by evidence of postmark) shall be deemed the date of receipt by the other party. If the mail is sent directly by person, it shall be regarded that the mail has been received at the time when the recipient signed the receipt.

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 Room 702-4, 66 Nanjing Rd.(E) Shanghai 200002 E-mail: fanyixiehui@vip.citiz.net
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Clause 28       Party A and Party B shall respectively bear taxes and expenses incurred in the course of transaction of the House according to relevant rules.

Clause 29       All the Appendices, supplementary Clauses and Agreements of the
Contract form an integral part of it. The supplementary Clauses and Agreements shall prevail in case of any divergences between these supplements and clauses of the Contract.

Matters unmentioned in the Contract or matters requiring modification in the implementation of the Contract shall be stipulated through agreement on modification.

Clause 30       On signing the Contract, both Party A and Party B have a clear knowledge and understanding of their respective rights and obligations and are willing to perform them strictly as agreed hereunder. If one of the parties breaks the Contract, the other party shall have the right to claim for damages according to the Contract.

Clause 31       The Contract shall come into effect on the date of signing/on the date of notarization by _______________________ Notary Office. It is agreed that Party A shall be responsible for the performance of procedures for registration of the Contract with the real estate registration authorities within 30 days starting from the effective date of the Contract.

If the responsible party fails to carry out the registration of the Contract within the above time limit, it shall compensate any losses suffered by the other party as a result of its default.

Clause 32       After registration, if the Contract is terminated through
consultations, the two parties shall go to Shanghai Municipal Real Estate Registration Institution to go through formalities for canceling the registration of the Contract by evidence of written documents related to the termination within 30 days starting from the date of termination.

If Party A or Party B terminates the Contract unilaterally according to the terms of the Contract, then Party A or Party B shall perform formalities for canceling registration of the Contract with Shanghai Municipal Real Estate Registration Institution by evidence of the service of written notice on the unilateral termination of the Contract.

Clause 33       Any dispute between the parties arising from the execution of the Contract shall be settled through consultation. If consultation reaches no settlement of it, the second method set below shall be chosen for settlement:

        1.      Apply to _______________Arbitration Commission for settlement;

        2.      File a suit at a people's court according to law.

Clause 34       The Contract is drawn up in quintuplicate, each being equally authentic: one for each party, one for ____________, ____________, ____________
each.

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                                   APPENDIX 1

                           METHOD AND TIME FOR PAYMENT

Party B has chosen the first method for payment as follows:

I       PAYMENT BY INSTALLMENTS:

        1. Party B shall pay to Party A the purchase price of the House in full according to the time set below:

                (1) Pay 60% of the purchase price of the House with an amount of RMB1,434,736 before Nov. 10, 2004;

                (2) Pay 30% of the purchase price of the House with an amount of 700,000 before Dec. 20, 2004;

                (3) Pay 10% of the purchase price of the House with an amount Of RMB230,000 before March 31, 2005.

        2. If Party B fails to make the payment on schedule, Party A may correspondingly postpone the delivery of the House land bear no liability for delay until Party B pays off the total purchase price of the House and possible penalty for default.

II      PAYMENT BY MORTGAGE LOAN

        1. Party B shall pay to Party A the purchase price of the House in the following modes:

                (1) Pay 50% of the total purchase price of the House with an amount of RMB _______________ within _______ days after conclusion of the Contract;

                (2) Pay 50% of the total purchase price of the House with an amount of RMB ________________ in the mode of mortgage loan within _____ days after conclusion of the Contract.

                (3) If the bank does not grant the loan as scheduled in above sub-clause (2) not due to Party A's reasons, or the loan applied by Party B or granted by the

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                bank is insufficient, Party B shall pay to Party A the purchase price of the House in the first mode described above. Otherwise, it shall be deemed late payment and Party B shall shoulder the liability for default as stipulated in Clause 5 of the Contract;

        (4) In the event that Party B fails to make the payment in good time, Party A may correspondingly postpone the delivery of the House until the total purchase price of the House and the possibility penalty are paid off.

2.      Party B shall perform the procedures for mortgage specified below:

        (1) Party B shall have carefully read the instructions provided by the bank with respect to the conditions required for the loan applicant and have sufficiently known all the evidential documents to be furnished for the application of mortgage loan;

        (2) Party B shall supply Party A with all evidential documents (Party A will pass them on to the loan bank) needed for the mortgage loan and go to the bank to go through the formalities for the loan within 7 days after signing the Contract. Otherwise Party B shall pay to Party A 5% of the total purchase price of the House as a penalty. If Party B fails to fulfill the said formalities hereunder or pay off the purchase price of the House in other mode, Party A shall have the right to cancel the Contract in addition to receiving the aforesaid 5% penalty.

3.      The obligations of Party A as a guarantor for the mortgage loan of Party
        B:

        (1) Both parties have agreed that the guaranty period of Party A as a guarantor for the security of Party B's mortgage loan shall be ended on the day when the <<Shanghai Municipal Real Estate Title Certificate>> under Party B's name (the "minor real estate title certificate") and ((Certificate for Other Real Estate Rights)) of Party B are received. If the said period does not coincide with the guaranty period written in the mortgage loan contract, Party B agrees and approves the alteration of the said period made by Party A and the loan bank for the sake of coincidence of the two periods.

        (2) After satisfaction of the conditions for delivery of the House, if the retardation of Party B in the performance of procedures for taking over the House or for the minor real estate title certificate leads to the extension of the guaranty period of Party A, and if Party B refuses to go through the formalities for the minor real estate title certificate after two times of written reminders sent to Party B by Party A, Party A shall have the right to unilaterally cancel the Contract in addition to the collection of a penalty of 5% of the total purchase price of the House. Party B shall shoulder all the losses resulted therefrom.

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        (3)     In the guaranty period of Party A for security

                (i) If Party B breaks the mortgage loan contract inked with the bank or does not pay off the expenses incurred to Party A as a guarantor before delivery of the House, Party A shall be entitled to put off the delivery and bear no liability for delay of delivery of the House until Party B pays off the sums and the interest that shall be paid to the loan bank and Party A.

                (ii) If the bank calls in all the loans to Party B in advance due to Party B's violation of contract, Party B shall pay all the purchase price fo the House (including all the expenses paid to the bank by Party A on behalf of Party B) to Party A within 10 days after the withdrawal of the loans by the bank. Otherwise Party A shall have the right to unilaterally dissolve the Contract. In such a case, Party B shall pay to Party A 5% of the total purchase price of the House as a penalty in addition to all the expenses paid to the bank by Party A on behalf of Party B.

        (4) In addition to the money (including penalties) paid by Party A as a guarantor on behalf of Party B, Party B shall pay to Party A the interest of the said money calculated at a lending rate for the corresponding period from the date of payment made by Party A up to the date when Party B actual pays it off.


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                                   APPENDIX 2

               THE ARCHITECTURAL DESIGN AND PLAN VIEW OF THE HOUSE
--------------------------------------------------------------------------------












       -----------------------------------------------------------------
                                     PICTURE
       -----------------------------------------------------------------

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                                   APPENDIX 3

               STRUCTURE AND STANDARDS FOR FIXTURES AND FURNISHING


Structure: frame shear walls

External wall: aluminum plate and glass certain walls

Entrance hall: Flooring paved with marble stone, walls decorated with stone and metal network

Passageway: Carpeted flooring, back-coated glass and fireproof wall surfaces

Elevator: Five group-control original Mitsubishi passenger elevators and a fire elevator (used as well as a freight elevator) made by a Sino-Mitsubishi joint venture

Central air conditioning: The main engine of the heat pump used is of the
               American Dunhanbush Brand; air-conditioning processors, fan coils and fresh air processors used are manufactured by Shinkho Air-conditioning Co., Ltd., a Shanghai-Singapore Joint venture.

Office unit:

        -       Coated with "Shenniuli" high-grade paint;
        -       Equipped with "Phillip" grid lamps;
        -       "Armstrong" mineral wool suspended ceiling;
        -       "Qisheng" electric sockets;
        -       Carpeting.

Intelligent system:

        -       Data Communication system accessed through China Telecom
                    wideband;
        -       The wires and cables used are of US AVAYA brand;
        -       Honiwell brand products are used for the automatic system of equipment and facilities of the Building;
        -       Fire alarm system uses UK TREND brand products;
        -       TV monitoring system made by US PELCO company (matched with
                    Japanese National video camera);
        -       Japanese JVC background sound system/emergency broadcast system;
        -       Induced card read and car parking lot management system;
        -       Communications: data information point

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                                   APPENDIX 4

                   INFORMATION RELATED TO THE HOUSE (PROPERTY

                  RIGHT, MORTGAGE AND LEASEHOLD RELATIONSHIPS)

   -------------------------------------------------------------------------------------------------------------
                                              House & Land Condition
   --------------- -------------------- -------------- --------------------- ----------------- -----------------
                   30/2Qiu in 16#Jie                   From Sept. 28, 2002
                   Fang Jiang'ansi      Term of usage  to Sept. 27, 2052
   Lot No.         Neighbour, Jing'an                                        Purpose approved  Business office
                   District
   --------------- -------------------- -------------- --------------------- ----------------- -----------------
   Total area      3,657.0m2            Common area    3,657.0m2             Source of use     Transfer
                                                                             right
   --------------- -------------------- -------------- --------------------- ----------------- -----------------



   -------------------------------------------------------------------------------------------------------------
                                          Information on Property Rights
   -------------------------- ---------------------------- -------------------- --------------------------------
                              Shanghai Zhongjing Real      Property right
   Owner                      Estate Development Co.,      document or          J2003009962
                              Ltd.,                        certificate No.
   -------------------------- ---------------------------- -------------------- --------------------------------
   Joint owners and
   Joint ownership status
   -------------------------- ----------------------------------------------------------------------------------
   Location of the House      Located on the Lot lying in 1703 Beijing Road (W)
   -------------------------- ---------------------------- ------------------------- ---------------------------
   Date of acceptance         Dec. 23, 2003                Date of approval          Dec. 28, 2003
   -------------------------- ---------------------------- ------------------------- ---------------------------
   Remarks                    Transfer of the land initial registration
   -------------------------- ----------------------------------------------------------------------------------

                                                                                    Printed: 2004-11-06 11:18:58

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                                   APPENDIX 5

       ((SERVICE CONTRACT FOR THE INITIAL MANAGEMENT OF THE REAL ESTATE)),
         ((PLEDGE ON THE USE OF THE HOUSE)) OR ((LETTER OF UNDERTAKING))
--------------------------------------------------------------------------------


                              Letter of Undertaking

        I/we/the Company is/are the buyer(s) of the unit(s) of the "Jing'an Zhonghua Building". In order to safeguard the rights and interests of the owners of the units and promote the management of the Building, I/we/the Company agree(s) and state(s) as follows:

        1. I/we/the Company have/has carefully read the ((Service Contract for the Initial Management of the Real Estate)) and ((Pledge of the Owners of the Units of Jing'an Zhonghua Building)) (hereinafter referred to as "Owners' Pledge". Its scope encompasses documents and clauses related to alteration, addition, substitution, and supplementary agreement to be made at any future time) placed in the Sales Site before signing the Contract.

        2. I/we/the Company fully understand(s) and agree(s) to execute and adhere to and cause(s) other concerned parties to execute and adhere to the "Owners' Pledge" and all the obligations and responsibilities of the owners of the units set forth in the "Owners' Pledge".

        3. I/we/the Company agree(s) that the House can be transferred to a third party or a third party is allowed to use the House only at the prerequisite that the third party signs this Letter of Understanding. This Letter of Understanding remains effective until Party A or the real estate management company receives the Letter of Understanding signed by the third party.

        4. I/we/the Company agree(s) that essential legal documents must be signed with the real estate management company, including ((Management Pledge)) of the Building and (Users' Manual) when performing formal procedure for occupation.

        5. ((This Letter of Understanding)) comes into effect on the signing date of the Contract.

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                                   APPENDIX 6

                    ADJACENT RELATIONS AND THE PLOT PLANNING





             -----------------------------------------------------
                                     PICTURE
             -----------------------------------------------------


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                              SUPPLEMENTARY CLAUSES

1. The total purchase price of the House stipulated in the Contract excludes the account opening fees and service charges of public utilities and facilities of the House (including but not limited to water, electricity, telephone and wideband network, etc.) and expenses arising from Party B's acceptance of a third party service or extra service provided by Party A. Party B shall bear the aforesaid expenses, if any.

2. "The architectural design of the House" mentioned in Clause 8 of the Contract shall mean the architectural design in the Flat of the House shown in the "Architectural Design and Plan View of the House" (See Appendix 2), excluding any alteration resulting from FORCE MAJEURE or any other events beyond the control of Party A. In the event that the architectural design of the House or the Plot Planning is changed by reasons of the government and the change is sanctioned by the Planning Management Department of the government, Party A does not need to notify Party B of the change and Party B may not raise any objections or claims.

3. Any quality problems (excepting the non-conformity of the main structure) found in the course of handing over the House, or any failure of fixtures and furnishings in reaching the standards stipulated in Appendix 3 shall not affect the performance of the procedure for handing over the House. Party B may not put off or refuse to go through the said procedure on these grounds. However, Party A shall assume responsibilities for restoration and compensation to Party B according to relevant provisions of the Contract after handing over the House.

4. The length of guaranteed maintenance service of the House given by Party A shall last two years, starting from the date of delivery of the House. If Party B does not perform the procedure for handing over the House according to Clause 13 of the Contract, the guaranteed maintenance service period given by Party A shall start from the date of delivery and acceptance designated in the written reminder mentioned in Clause 15 of the Contract. The following events are not included in the scope of guaranteed maintenance service:

        (1)     Any loss or damage resulting from FORCE MAJEURE;

        (2) Any loss or damage caused by Party B's decoration or modification work, improper use or other reasons that have nothing to do with Party A.

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5.      If Party B does not implement the procedure for acceptance and handing-over at the time designated in the written reminder mention in Claude 15 of the Contract, it shall be regarded that the House has been handed over to Party B on the second day of the date designated in the said written reminder. Party B shall take the risk responsibility of the House shifted to it on the second ay of the date designated in the aforesaid written reminder and meantime pay to Party A a penalty of 0.02% of the total purchase price of the House per day. Furthermore, Party B shall shoulder the real estate management fees and other costs for the use of equipment and facilities from the second day of the date designated in the written reminder.

6. On the delivery of the House, Party B shall pay in full the purchase price of the House and pay the maintenance fund and real estate management fee to the real estate management company. Otherwise Party A shall be entitled to postpone the delivery of the House without any liability for breach of contract and meanwhile to deal with the matter according to Caluse 5 of this Supplement if conditions exists.

7. Both parties confirm that the aggregate amount of compensation specified in Clause 19 of the Contract is determined by them in compliance with the extent of the foreseeable loss and either party shall assume no liability for compensating the loss exceeding the aggregate amount determined.

8. If Party B has carried out formalities for the mortgage loan, it shall have no claim on Party A for returning the House until it has discharged the mortgage against the House from the bank by itself.

9. In the Contract, at the prerequisite of faultlessness of Party A, FORCE MAEJURE shall mean war, terrorist activities, natural disaster, extraordinary difficulties or crucial technological problems met with in construction that are hard to be immediately solved, and human factors unavoidable or irresistible by Party A, including shut down of the construction work thanks to the governmental important activities in the construction period, or changes in municipal planning, infrastructures or supporting measure. In the above circumstances, Party A shall have the right to appropriately postpone the delivery of the House pursuant to the actual situation and bear no liability for late delivery of the House.

10. If dispute over the quality of the House arises, the parties shall jointly appoint an authoritative appraisal organization for determination, and the conclusions of

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        expert evaluations shall be taken as criteria for settlement of the dispute. Conclusions made by any organization appointed by one party cannot be used as the basis for tackling the dispute.

11. Party B has known the present state of the Building wherein the House locates, its surroundings, ventilation, nature lighting, roads, traffic, public utilities and facilities, etc. and has no objection to them.

12. Party B does not object to the right of Party A to use the external walls and roofing of the Building and the ownership of Party A over the rights and interests of the advertisements projected or stretched therefrom. Nevertheless, the advertisement plans shall be subject to the sanction of the competent advertisement release and management authorities such as administrations for industry and commerce, or for city planning and city appearance. Besides, any advertisement shall not affect the ventilation, natural lighting and line of vision of the adjacent owners, shall avoid generation of optical pollution and noise and shall be in harmony with the style of the entire Building. Party A owns the property right of the underground parking space and Party B shall buy or rent separately the parking space from Party A if needed.

13. In the light of the governmental requirements for the Building in regard to national security, Party B shall observe the following stipulations in the use of the House:

                A. Party B must not lease or sell the House to any foreign consulate or news organs stationed in Shanghai to be used as official residence or office.

                B. Rooms 03-06 above the 10th Floor facing northeast and due north and Rooms 01 and 05 on the 17th Floor must not be leased or sold to foreigners for office or residence.

                C. If Party B leases or sells the House to others, it shall write the said stipulations down to the contract and request the lessee or the transferee to stick to these stipulations when subletting or selling the House to a third party.

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Party A: Shanghai Zhongjing Real               Party B: ACETO
         Estate Development Co., Ltd.                   (HONG KONG) LIMITED

Legal representative:___________________       _________________________________
                       (signature)                       (signature)

Entrusted agent of the legal                   Entrusted agent of _____________/
representative:________________________        legal agent:_____________________
                      (signature)                               (signature)

Official seal of Party A:                      Official seal of Party B:
     (official seal)                               (official seal)

Date of signing:_______________________        Date of signing:_________________

Place of signing:______________________        Place of signing:________________


Party A's Person to sign
the Contract: Chen Jianfend                    ID No.: 310225801118223


Person confirmed by Party A:
               Zhou Xu                         ID No.: 310107680129041

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                               NOTRIAL CERTIFICATE












                     SHANGHAI JING'AN DISTRICT NOTARY OFFICE

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                               NOTRIAL CERTIFICATE

                                                               (2004) HJZJ-12001


The Seller (Party A):  Shanghai Zhongjing Real Estate Development Co., Ltd.
                       Legal representative:  Teng Guowei

The Buyer (Party B):   ACETO (HONG KONG) LIMITED
                       Deputy: GARY J. MO

Matters notarized:     "Contract for Presale of Commodity House in Shanghai"
                       (hereinafter referred to as the Contract)


Both the Seller and the Buyer applied to this office for the notarization of the Contract a few days ago.

Investigation has proved that the two parties signed the Contract on the basis of unanimity achieved through consultations. Both Party A and Party B have the capacity for civil rights as well as the capacity for civil conduct at the time of concluding the Contract.

The house sold in advance by Party A is Room 901 on the 9th Floor, 1701 Beijing Road (W) with a tentatively measured floor space of 126.60m2. Party A holds a "Permit for the Presale of Commodity Housing in Shanghai" numbered JF (2004) Y009. The investigation found no such records as mortgage, seizure and other restrictions on the rights related to the House up to November 15, 2004 at Shanghai Jing'an District Real Estate Registration Office. This house may be sold in advance according to the stipulations of the ((Law of the People's Republic of China on the Management of Urban Real Estates)).

The intention expressed in the Contract is genuine. It is agreed in the Contract that Party A transfers the House to Party B at a price of RMB2,364,736 (say: RMB two million three hundred sixty-four thousand and seven hundred thirty-six only). The method for payment, the date of delivery of the House and liability for breach of contract are all concretely and explicitly defined in the terms of the Contract.

In view of the above facts, it is hereby certified that Teng Guowei, the legal representative e of the Seller Shanghai Zhongjing Real Estate Development Co., Ltd. and GARY J. MO, the deputy of the Buyer ACETO (HONG KONG) LIMITED

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signed the Contract on November 10, 2004. The act of signing the Contract of the two parties conforms to Clause 55 of the <<General Provisions of the Civil Law of the People's Republic of China>>; the contents of the Contract conform to the stipulations of the ((Law of the People's Republic of China on Contracts)). The signs and seals of the two parties put and affixed on the Contract are entitled to full faith and credit.

The Contract came into effect on the date of signing by both parties.



                                    Shanghai Jing'an District Notary Office
                                              (Official seal)


                                    Notary public: Lin Ling
                                            (signing)


                                    Date: November 16, 2004